                                                                   Exhibit 10.29

                              SEPARATION AGREEMENT
                              --------------------

          AGREEMENT, dated as of January 23, 2002, between USI Insurance Services Corp., a Delaware corporation (the "Company") and wholly owned subsidiary of U.S.I. Holdings Corporation, a Delaware corporation ("Holdings"), Holdings (the Company and Holdings, collectively the "Companies"), and Bernard
H. Mizel ("Mizel").

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, Mizel has been employed by the Company and is a shareholder of Holdings; and

          WHEREAS, Holdings and the Company, on the one hand, and Mizel, on the other hand, mutually wish to terminate their employment relationship, and the parties hereto wish to agree as to certain matters in connection with such termination and to restate and redefine their obligations to each other; and

          NOW, THEREFORE, in consideration of the premises and of the mutual agreements set forth herein, the parties agree as follows:

          1. Separation. Mizel's employment relationship with the Companies and
             ----------
service as Chairman and Chief Executive Officer of the Company and Holdings shall terminate, without cause, by mutual agreement effective as of the close of business on January 18, 2002 and, by this Agreement, except for restrictive covenants contained therein, the Employment Agreement effective as of October 1, 1997, as amended, (the "Employment Agreement"), between the Companies and Mizel shall terminate effective as of the close of business January 18, 2002. Mizel also hereby resigns from the position of Director of Holdings and from the positions of officer and director of each direct and indirect subsidiary of Holdings in which capacity he has heretofore served. As consideration for such termination and resignations, the Company and Holdings agree, to the following:

          (a) Holdings will name Mizel as honorary Chairman Emeritus of U.S.I. Holdings Corporation. Mizel will continue to hold this non-officer position at least until December 31, 2002, and thereafter until either party determines to terminate such designation. Holdings and Mizel shall not be unreasonable in any such decision to terminate the designation. Mizel shall provide project or other consulting services to Holdings as reasonably requested by Holdings' CEO and specifically agreed to by Mizel; provided, however, that Mizel may, in his sole and absolute discretion, decline to perform consulting services requested by Holdings. All project or other consulting services are limited to those expressly authorized and directed by Holdings CEO in writing.

          (b)(i) The Companies shall pay Mizel an amount equal to $295,000 (less applicable tax withholdings) payable on or before March 31, 2002.

          (ii) The Companies shall pay Mizel his base compensation accrued through January 18, 2002 (to the extent not previously paid), subject to applicable withholding, on or before January 31, 2002, and shall also reimburse Mizel for business expenses actually incurred by him in the ordinary course of business prior to January 19, 2002. Such reimbursement shall be made to Mizel promptly following his delivery to the Companies of customary documentation of the incurrence of such expenses.

          (c) The Companies shall pay Mizel at an annual rate of $645,000 per year for the 36-month period commencing January 19, 2002 and ending January 18, 2005 (the "Payment Period"). Such payments shall be made on a semimonthly basis in accordance with the Company's regular payment cycle in as equal amounts as practicable with the first such payment to be January 31, 2002. Payments made shall be subject to applicable tax withholding.

          (d) During the Payment Period, the Companies shall (i) pay Mizel for the cost of an automobile at the rate provided for in his Employment Agreement, (ii) pay Mizel for the cost of his country club allowance at the rate provided for in his Employment Agreement, (iii) pay Mizel for the expenses associated with the maintenance of his current insurance licenses, and (iv) pay Mizel's medical, dental, vision and life insurance premiums, up to the same amount of premium that the Company is paying on behalf of Mizel under the Companies group plans in which he participates on January 18, 2002. Such payments shall be made to Mizel by the Companies in a manner consistent with past practice.

          (e) The Companies shall allow Mizel continued use of his current office and administrative assistant, Donna Bowers, (so long as she remains employed) on a transitional basis, for 30 days commencing January 21, 2002. Thereafter, for a period ending on December 31, 2002, the Companies shall allow Mizel continued administrative support from Donna Bowers (so long as she remains employed) for no more than 5 hours per week. Additionally, on or before the first day of each month commencing March 2002 and ending December 2002, the Companies shall pay Mizel $1,000 as a non-accountable office allowance.

          (f) Within 15 days following their receipt of an invoice thereof, the Companies shall pay, up to a maximum of $7,500, Mizel's legal expenses associated with the negotiations and execution of this Agreement.

          (g) Mizel shall assist Holdings in the transition of his functions and responsibilities to his successors as reasonably requested by the Companies.

          (h) Mizel shall cooperate with Holdings with respect to (i) any lawsuit, arbitration or other proceeding between the Companies or their subsidiaries and any third party, and shall make himself available at reasonable times during normal business hours to provide information, including, without limitation, testimony, in any such proceedings. If in connection with Mizel's performance of his obligations pursuant to this
     Section 1(h), Mizel reasonably determines that it is necessary for him to be represented by separate counsel, Mizel shall select (subject to Holdings' approval, which approval shall not be unreasonably withheld), such counsel at Holdings' sole cost and expense, provided that the fees and other charges of such counsel are reasonable and customary. In addition, Holdings agrees promptly to reimburse Mizel for all other reasonable expenses incurred by Mizel in connection with the performance of his obligations pursuant to this Section 1(h).

          (i) If the Companies fail to pay any amount payable hereunder when due, and if such failure continues for more than ten days after Mizel gives the Companies notice of the delinquency, a late charge of 5% of the delinquent amount shall be imposed thereon and the delinquent amount shall bear interest from the date of the delinquency at an annual rate of 10% (but in no event to exceed the maximum lawful rate).

          2. Series A Preferred and Incentive Shares. The provisions in the
             ---------------------------------------
Stock Subscription Agreements between Mizel, United States Insurance Services ("USIS"), and Holdings shall continue in full force and effect, except that: (1) each Purchaser shall suspend his or its Purchase Option in The Event of Termination By Company Other than for Cause or by Purchaser for Good Reason until December 31, 2002, it being recognized and acknowledged that, for purposes of each such Stock Subscription Agreement, the termination of Mizel's employment shall be treated as having occurred by the Company other than for cause or by Mizel for good reason; (2) each Purchaser may exercise any purchase option by written notice to Holdings, given at any time between December 31, 2002 and January 30, 2003; (3) the closing of any purchase shall occur no later than March 30, 2003; and (4) the determination of Fair Market Value of the Purchased Shares shall be made as of the notice date. Holdings shall furnish Mizel, subject to appropriate confidentiality agreements, with any and all information a reasonable person would deem material to the exercise decision, including, but not limited to, status of any negotiations concerning the sale of Holdings or an IPO. Holdings hereby represents that Mizel's Incentive Shares are fully vested. Capitalized terms used in this Section 2, not otherwise defined herein, are used as defined Stock Subscription Agreements.

          3. Vesting of SARs. The provisions in the Share Appreciation Right
             ---------------
Award Agreement, dated November 16, 1999, between Mizel and Holdings shall continue in full force and effect, except that: (1) all SARs shall be deemed Qualified SARs on January 23, 2002 and shall be non-cancellable; and (2) the definition of a Qualification Event shall be amended to delete section (iii) in its entirety and replace such section as follows: (iii) the exer-cise of SARs by any executive officer of the Companies who was a member of the USI Executive Board; provided, however, that for the purposes of this subsection
(iii), James Pennington will not be deemed a member of the USI Executive Board. Capitalized terms used in this Section 3, not otherwise defined herein, are used as defined in the SAR Agreements.

          4. Restrictive Covenants. So long as the payments contemplated by this
             ---------------------
Agreement are being made as provided herein, Mizel acknowledges that the provisions of Sections 6 and 7 of the Employment Agreement ("Restrictive Covenants") shall remain in full force and effect in accordance with their terms. Notwithstanding anything to the contrary and without limiting any other remedy available hereunder, the payments described in Section 1(c) of this Agreement shall terminate upon a breach by Mizel of the Restrictive Covenants which shall not have been cured within 45 days after Holdings shall have advised Mizel in writing of its intention to terminate the payments described in Section 1(c) of this Agreement in accordance with the provisions of this section, which notice shall describe with reasonable specificity the nature of the alleged breach.

          5. Delivery of Property. The Companies shall allow Mizel to remove
             --------------------
from its offices any art work and office furniture that (1) the Companies and Mizel agree belongs to Mizel, or (2) Mizel owns by reference to documentation of ownership. A tentative and non-exhaustive list of the art work, office furniture, and other personal property owned by Mizel and located at the offices of the Company is attached hereto as Exhibit C. Mizel agrees to discuss in good faith and agree to an amendment of Exhibit C if its is subsequently demonstrated by the Company that the Company is the true and lawful owner of any item referenced on Exhibit C. Mizel shall contemporaneous with the execution of this Agreement, provide to Holdings all property of the Companies and their subsidiaries, including any computerized data and computer software owned or licensed by the Companies or their subsidiaries, as well as all documents of the Companies or their subsidiaries, including all copies thereof, in his possession.

          6. No Awareness of Claim and Releases. (a) Mizel represents and
             ----------------------------------
warrants to the Companies that as of the date hereof and giving effect to the transactions contemplated by this Agreement, Mizel is not aware of any claims, demands or causes of action which Mizel has against the Companies. Mizel hereby agrees to indemnify the Companies for any breach of this representation and warranty.

          (b) The Companies each represent and warrant to Mizel that as of the date hereof and giving effect to the transactions contemplated by this Agreement, the Companies are not aware of any claims, demands or causes of action which the Companies have against Mizel. The Companies hereby agree to indemnify Mizel for any breach of this representation and warranty.

          (c) Simultaneously with the execution of this Agreement, the Companies and Mizel will exchange executed Releases in the forms attached hereto as Exhibits A and B, respectively.

          (d) Each of the parties agrees and covenants that it will not file or cause to be filed any lawsuit, arbitration or other proceeding asserting any claim released by the release executed by it. In the event a party files any such lawsuit, arbitration or other proceeding, the party so filing will indemnify the other party for all costs incurred in defending against such proceeding, including attorneys fees.

          (e) Holdings shall indemnify and hold harmless Mizel if he is made, or threatened to be made a party to any action, proceeding or investigation, whether civil, criminal, or administrative, and whether involving an actual or alleged breach of duty, neglect or error by Mizel, or any other actual or alleged act or omission of Mizel, by reason of or arising from the fact that Mizel was an officer or employee of Holdings or any of its direct or indirect subsidiaries. Mizel shall give prompt notice to Holdings of any such action, proceeding or investigation. Such indemnification and hold harmless includes a duty to provide Mizel with competent counsel at the sole expense of Holdings (or if Mizel reasonably determines that it is necessary for him to be represented by separate counsel, Mizel shall select (subject to Holdings' approval, which approval shall not be unreasonably withheld), such counsel at Holdings' sole cost and expense, provided that the fees and other charges of such counsel are reasonable and customary) and to pay in full all judgments, fines, amounts paid in settlement, costs, charges and expenses, including attorneys fees and including appeals therefrom; provided, however, that no indemnification shall be
                             --------  -------
provided to Mizel if a judgment or other final adjudication adverse to Mizel establishes that (i) his acts or omissions were committed in bad faith or were the result of active and deliberate dishonesty and profit or other advantage to which he was not legally entitled. If Holdings fails to provide competent counsel for Mizel, Mizel shall be entitled to retain counsel of his own choosing at Holding's expense. Mizel shall be entitled to the costs of any proceeding to enforce this provision, including reasonably attorneys' fees and expenses.

          7. Notices and Payments.
             --------------------

          (a) All communications given under this Agreement shall be in writing (including by telecopy) and shall be given by hand or Federal Express or similar overnight courier, mailed by U.S. mail, postage prepaid, or sent by telecopy, addressed to the party for whom intended, as follows:

          U.S.I. Holdings Corporation,
          and/or USI Insurance Services Corp.
          50 California Street, 24th Floor
          San Francisco, CA 94111
          Attention: General Counsel
          Telecopy: 415-315-2105
          Telephone: 415-263-2105

          Mr. Bernard H. Mizel
          410 East Strawberry Dr.
          Mill Valley, CA 94507

          With a copy to:

          Donald R. Share
          Greene Radovsky Maloney & Share LLP
          Four Embarcadero Center, Suite 4000
          San Francisco, CA 94111

          (b) Except for payments and benefits that are paid through the Companies direct deposit payroll system, payments to Mizel pursuant to this Agreement shall be delivered to him in accordance with this Section 7.

          (c) Notices and payments given by hand or by Federal Express or similar overnight courier (and notices sent by telecopy) shall be deemed to have been duly given when received. Notices and payments sent by U.S. mail shall be deemed given as of the third business day following their deposit in the mail.

          (d) Each party hereto may change the address of such party for notices hereunder by notice given in accordance with this Section 7.

          8. Statements. Holdings and Mizel agree that in any written or verbal
             ----------
public discussions or disclosure by them they shall characterize this Agreement in a manner consistent with the contents of this Agreement and with the mutually developed Holdings press release, a copy of which is attached hereto as Exhibit
D. The Holdings press release will be issued on January 23, 2002, unless Holdings and Mizel mutually agree to a later release date.

          9. Non-disparagement. Subject to obligations under applicable laws and
             -----------------
regulations, neither Mizel nor either of the Companies or their senior officers or directors, shall publicly make any statements or comments that disparage the reputation of Mizel, or either of the Companies.

          10. Communications by Mizel. Mizel agrees that he will not at any time
              -----------------------
materially interfere with the Companies' affairs by discussing any matter (including claims or potential claims against the Companies) concerning the Companies, their officers or directors, or any of their subsidiaries, with any of its employees, shareholders, insurance carriers, customers, vendors, investment bankers, commercial bankers, lawyers, press or strategic partners. Nothing contained herein, however, shall preclude Mizel from discussing any matter concerning the Companies, their officers of directors, or any of their subsidiaries with any governmental regulatory or self-regulatory agency. If compelled to testify by a validly served subpoena in any legal proceeding or by regulatory authority, Mizel will testify truthfully as to all matters concerning his employment at the Companies. Mizel agrees to disclose to Holdings as soon as reasonably practicable all requests for information, and his anticipated responses thereto.

          11. Entire Agreement. This Agreement sets forth the entire
              ----------------
understanding of the parties with respect to its subject matter, merges and supersedes all prior and contemporaneous understandings with respect to its subject matter and may not be waived or modified, in whole or in part, except by a writing signed by each of the parties. No waiver of any provision of this Agreement in any instance shall be deemed to be a waiver of the same or any other provision in any other instance. Failure of any party to enforce any provision of this Agreement shall not be construed as a waiver of its rights under such provision. It is specifically recognized and acknowledged that there is no intent, by this Agreement, to alter or prejudice the rights of either party to that certain "Management Retention Agreement" made February 13, 2001 by and between Holdings and Mizel.

          12. Full Settlement; Legal Fees. The Companies' obligation to make the
              ---------------------------
payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action which the Companies may have against Mizel or others. In any action or proceeding brought to enforce any provision of this Agreement, and where any provision hereof or thereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorney's fees and costs, including without limitation costs of arbitration, in addition to any other available remedy.

          13. Successors and Assigns. This Agreement shall be binding on,
              ----------------------
enforceable against and inure to the benefit of, the parties and their respective heirs, personal representatives, successors and assigns, and nothing herein is intended to confer any right, remedy or benefit on any other person; provided, however, that Mizel's rights hereunder are personal to him and shall
--------  -------
not be voluntarily or involuntarily assigned or transferred except by will or operation of law and any attempt to do so shall be void.

          14. Governing Law. This Agreement shall in all respects be governed by
              -------------
and construed in accordance with the laws of the State of California applicable to agreements made and fully to be performed in such state, without giving effect to conflicts of law principles.

          15. Construction. Headings contained in this Agreement are for
              ------------
convenience only and shall not be used in the interpretation of this Agreement. References to Sections are to the sections of this Agreement.

          16. Severability. If any provision of this Agreement is held to be
              ------------
invalid or unenforceable by a court of competent jurisdiction, this Agreement shall be interpreted and enforceable as if such provision were severed or limited, but only to the extent necessary to render such provision and this Agreement enforceable. This Agreement has been jointly drafted by the parties, neither of whom shall be deemed to be its drafter for purpose of any rule of law which construes a document against the person who drafted it.

          17. Arbitration. All controversies which may arise between the parties
              -----------
hereto including, but not limited to, those arising out of or relating to this Agreement shall be determined by binding arbitration applying the laws of the State of California as set forth in Section 14 above. Any arbitration pursuant to this Agreement shall be conducted in San Francisco, CA by JAMS Endispute before a single arbitrator in accordance with the Commercial Arbitration Rules of the American Arbitration Association as they may be in effect from time to time. The arbitration shall be final and binding upon all the parties and the arbitrator's award shall not be required to include factual findings or legal reasoning. Nothing in this Section 17 will prevent either party from resorting to judicial proceedings if interim injunctive relief under the laws of the State of California from a court is necessary to prevent serious and irreparable injury to one of the parties pending arbitration of the controversy in question, even if the dispute underlying such request for injunctive relief is arbitrable under the terms of this Agreement. Each of the parties hereto agrees to submit to the jurisdiction and venue of the courts of the State of California, including the federal courts in the State of California, in any action or proceeding arising out of or related to this Agreement, and hereby agrees to accept service of any and all writs, processes of summons in connection with any such action or proceeding. Each party waives any right it may have to transfer or change the venue of any arbitration or litigation brought in accordance herewith.

          18. Voluntary Execution and Representation by Counsel. Mizel
              -------------------------------------------------
acknowledges that he has carefully read this Agreement and understands all of its terms including the full and final release of claims set forth above. Mizel further acknowledges that he has voluntarily entered into this Agreement; that he has not relied upon any representation or statements, written or oral, not set forth in this Agreement; that the only consideration for signing this Agreement is as set forth herein; and that he has had this Agreement reviewed by his attorneys and has received advice from those attorneys with which he is satisfied.

          19. Effective Date. (a) Although this Agreement is dated as of January
              --------------
23, 2002 and has been executed on that day, the parties acknowledge that Mizel shall have a period of twenty-one (21) days from January 18, 2002 in which he may consider and revoke this Agreement. Accordingly, the parties acknowledge that this Agreement shall not become effective unless and until, after the expiration of twenty-one (21) days after January 18, 2002 Mizel has not revoked the Agreement. Mizel Acknowledges that this provisions provides him with more than seven (7) days in which to revoke the Agreement after its execution.

          (b) In the event Mizel revokes this Agreement pursuant to Section 19(a) or asserts the release executed by him as contemplated by this Agreement is invalid on the grounds that his entry into this Agreement was not knowing or voluntary within the meaning of the older Workers Benefit Protection Act of 1990, Mizel and Holdings agree that this Agreement is void and of no effect.

          20. Counterparts. This Agreement may be executed by the parties in
              ------------
counterparts, all of which shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, each of the parties has executed this Agreement as of the date first set forth above.

                                         U.S.I. HOLDINGS CORPORATION


                                         By: /s/ David L. Eslick
                                             ------------------------------
                                                 Name: David L. Eslick
                                                 Title: Chief Executive Officer


                                         USI INSURANCE SERVICES CORP.


                                         By: /s/ David L. Eslick
                                             ------------------------------
                                                 Name: David L. Eslick
                                                 Title: Chief Executive Officer


                                             /s/ Bernard H.Mizel
                                             ------------------------------
                                                 Bernard H.Mizel

STATE OF California, COUNTY OF San Francisco ss.:

          On January 23, 2002, before me personally came David L. Eslick to me known, who, by me duly sworn, did depose and say that deponent is the Chief Executive Officer of U.S.I. Holdings Corporation and USI Insurance Services Corp., the corporations described in, and which executed the foregoing Agreement, and that deponent signed deponent's name by order of the boards of directors of the corporations.


                                              /s/ Donna J. Doxey-Bowers
[GRAPHIC]                                     ----------------------------------
                                              Notary Public

Dated: January 23, 2002

STATE OF California COUNTY OF San Francisco ss.:

          On January 23, 2002, before me personally came Bernard H. Mizel to me known, and known to me to be the individual described in, and who executed the foregoing Agreement, and duly acknowledged to me that he executed the same.


                                              /s/ Donna J. Doxey-Bowers
[GRAPHIC]                                     ----------------------------------
                                              Notary Public

Dated: January 23, 2002

                                    EXHIBIT A
                                    ---------

                                     RELEASE
                                     -------

          U.S.I. Holdings Corporation, a corporation organized under the laws of Delaware, and USI Insurance Services Corp., a corporation organized under the laws of Delaware, for itself, and for each of its officers and directors, parents, divisions, subsidiaries, affiliates, insurers, attorneys, and each of their successors and assigns (all, collectively, "RELEASOR"), for good and valuable consideration, the receipt of which is hereby acknowledged, releases and discharges Bernard H. Mizel and his attorneys, heirs, executors, administrators, successors and assigns (all, collectively, "RELEASEE"), from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands whatsoever, in law, admiralty or equity, which against the RELEASEE, the RELEASOR, and the RELEASOR'S successors and assigns ever had, now have or hereafter can, shall or may have, for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of this release; provided, however, that excepted from this
                                 --------  -------
Release are all claims relating to or arising from the Separation Agreement dated as of January 23, 2002 (the "Separation Agreement") executed herewith.

          The RELEASE contained herein is a full and final release applying to all obligations, liabilities, actions, and losses, including but not limited to damages, costs, expenses, and attorneys' fees, that may be incurred by RELEASOR and arising out of or in any way connected with the employment relationship between the parties, or the termination thereof. It is the intention of the RELEASOR in executing this Agreement that the same shall be effective as a bar to each and every claim, demand, and cause of action by the RELEASOR hereto based on the parties' employment relationship and separation, and the RELEASOR knowingly, voluntarily, and expressly waives any and all rights and benefits otherwise conferred by the provisions of section 1542 of the California Civil Code which states as follows:

          A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE WHICH, IF KNOWN BY HIM, MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

          RELEASOR understands the foregoing statutory language of section 1542 of the California Civil Code and nevertheless elects to and hereby does release and waive all claims it may have against RELEASEE, whether known or unknown, contingent or non-contingent, arising from the parties' employment relationship and separation therefrom. RELEASOR fully understands that if the facts with respect to this Agreement are hereafter found to be other than or different from the facts now believed to be true, from whatever cause or for whatever reason, RELEASOR expressly accepts and assumes the risk of such possible difference in fact and agrees that this Agreement shall be and remain unaffected, notwithstanding any such differences.

          The words "RELEASOR" and "RELEASEE" include all releasors and all releasees under this RELEASE.

          This RELEASE may not be changed orally.

          IN WITNESS HEREOF, the RELEASOR has caused this RELEASE to be executed by its duly authorized officer on the 23rd day of January 2002.


                                         U.S.I. HOLDINGS CORPORATION


                                         By:
                                             -----------------------------------
                                               Name: David Eslick
                                               Title: Chief Executive Officer


                                         USI INSURANCE SERVICES CORP.


                                         By:
                                             -----------------------------------
                                               Name: David Eslick
                                               Title: Chief Executive Officer

STATE OF California, COUNTY OF San Francisco ss.:

     On January 23, 2002, before me personally came David L. Eslick, to me known, who, by me duly sworn, did depose and say that deponent is the Chief Executive Officer of U.S.I. Holdings Corporation and USI Insurance Services Corp., the corporations described in, and which executed the foregoing RELEASE, and that deponent signed deponent's name by order of the boards of directors of the corporations.


                                         ---------------------------------------
                                         Notary Public

                                    EXHIBIT B
                                    ---------

                                     RELEASE
                                     -------

          Bernard H. Mizel ("Mizel"), as RELEASOR, for good and valuable consideration, the receipt of which is hereby acknowledged, releases and discharges U.S.I. Holdings Corporation, its officers and directors, parents, divisions, subsidiaries, affiliates, insurers, attorneys, and each of their successors and assignees (all, collectively, "RELEASEE"), from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands whatsoever, in law, admiralty or equity, which against the RELEASEE, the RELEASOR, and RELEASOR'S heirs, executors, administrators, successors and assigns ever had, now has or hereafter can, shall or may have, for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of this release; provided, however, that excepted from
                                        --------  -------
this Release are all claims relating to or arising from the Separation Agreement dated as of January 23, 2002 (the "Separation Agreement") executed herewith.

          Without in any way limiting the foregoing, RELEASOR specifically releases and discharges RELEASEE from any claims arising out of or related to RELEASOR's employment or separation from employment, including, but not limited to, any claims for salary, bonuses, severance pay, vacation pay, or any benefits under the Employee Retirement Income Security Act, sexual harassment, or discrimination based on race, color, national origin, ancestry, religion, marital status, sex, sexual orientation, citizenship status, pregnancy, leave of absence, medical condition or disability (as defined by the Americans with Disabilities Act, or any other state or local law), or any other unlawful discrimination (including, without limitation, claims under the Age Discrimination in Employment Act, as amended by the Older Workers Benefit Protection Act of 1990, Title VII of the Civil Rights Act, as amended, or any other federal, state, or local law), breach of implied or express contract, breach of promise, misrepresentation, negligence, fraud, estoppel, defamation, infliction of emotional distress, loss of consortium, violation of public policy or wrongful or constructive discharge, and for attorneys fees; provided,
                                                                --------
however, that excepted from this Release are all claims relating to or arising
-------
from the Separation Agreement.

          RELEASOR agrees that this Release includes a full and final release by RELEASOR of all unknown claims or damages, as well as a release by RELEASOR of any and all claims now known or disclosed that arise as a result of any act or omission occurring before RELEASOR signs this Release. Therefore, RELEASOR waives any and all rights or benefits under the terms of Section 1542 of the California Civil Code, which provides as follows: "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

          IN WITNESS HEREOF, the RELEASOR has hereunto set RELEASOR'S hand on the 23rd day of January 2002.


                                              ----------------------------------
                                              Bernard H. Mizel

State of                  County of                  ss.:
         ----------------           ----------------

     On January 23, 2002, before me personally came Bernard H. Mizel, to me known, and known to me to be the individual described in, and who executed the foregoing RELEASE, and duly acknowledged to me that he executed the same.


                                              ----------------------------------
                                              Notary Public

                                    EXHIBIT C

                            MIZEL PERSONAL PROPERTY

                                   [Excluded]

                                    EXHIBIT D

                                  PRESS RELEASE

Confidential Draft (2:400pm) - For Discussion Purposes Only

                                                                  Press Contact:
                                                               Ernest Newborn II
                                                           Senior Vice President
                                                     U.S.I. Holdings Corporation
                                                50 California Street, 24th Floor
                                                         San Francisco, CA 94111
                                                                  (415) 263-2105

               U.S.I. Holdings Corporation Transitions Leadership
          David L. Eslick, President and COO is Named Chairman and CEO

San Francisco, January 23, 2002 - U.S.I. Holdings Corporation, the sixth largest insurance brokerage firm in the United States, today announced that its Chairman and Chief Executive Officer since its founding in 1994, Bernard H. Mizel, is retiring from USI and will be succeeded by David L. Eslick, who has been President and Chief Operating Officer since July 1998. Mr. Mizel will become Chairman Emeritus.

     In announcing his retirement from USI Mr. Mizel said, "I am very proud of what we've accomplished since the founding of USI. Beginning with the vision of providing a single distribution point for middle market customer's insurance-related financial services needs, we have built the sixth largest brokerage firm in the country in just over seven years. We attribute our success to our focus on our middle market customers and the acquisition of over 100 of the finest brokerage and insurance services firms in the business. With our unwavering focus on the initial vision, USI has established the foundation to take it to the next level."

     "I have known David Eslick since 1988, and he has been positioned to succeed me since early in his tenure with the firm. David will be supported by a talented management team that has significant depth and years of industry experience. In transitioning senior leader-ship responsibility to him, I am confident in his ability to shape and execute the company's operating and business strategy. I will continue as a shareholder in the company and will be available to David and his team."

     Mr. Eslick said, "I have valued Barney's leadership and his friendship for many years and share his pride in all that USI has accomplished under his leadership. He has delivered on the company's initial goals and objectives. Barney has also built a great organization full of talented people through his education, training and communication.

     "Our leadership team is committed to continue building on what has been achieved and will continue the vision and strategy Barney instilled in the company. We are also grateful that, as Chairman Emeritus, we will be able to call on his expertise as needed."

     Warren H. May, a senior executive at Travelers Life and Annuity Company and a member of the USI Board of Directors since August 1998, said, "The Board of Directors joins with company management in thanking Barney for his leadership since the founding of the company. We are confident that thanks to his development of a strong management team and relationship with Dave Eslick this will be a smooth transition and the company will continue building its dominant position in the middle market for insurance-related services."

     About U.S.I. Holdings Corporation

USI is a diversified insurance services firm focused on a technology enabled, fully integrated delivery of general and specialty property and casualty insurance, financial services such as employee benefits outsourcing, third party administration, and related consulting. USI was founded in 1994 and according to Business Insurance, is the sixth largest insurance and financial services broker in the U.S. USI is headquartered in San Francisco and operates out of 77 offices in 21 states. For more information about USI, visit www.usi-insurance.com.

See attached biographies

                                     RELEASE
                                     -------

          Bernard H. Mizel ("Mizel"), as RELEASOR, for good and valuable consideration, the receipt of which is hereby acknowledged, releases and discharges U.S.I. Holdings Corporation, its officers and directors, parents, divisions, subsidiaries, affiliates, insurers, attorneys, and each of their successors and assignees (all, collectively, "RELEASEE"), from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands whatsoever, in law, admiralty or equity, which against the RELEASEE, the RELEASOR, and RELEASOR'S heirs, executors, administrators, successors and assigns ever had, now has or hereafter can, shall or may have, for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of this release; provided, however, that excepted from
                                        --------  -------
this Release are all claims relating to or arising from the Separation Agreement dated as of January 23, 2002 (the "Separation Agreement") executed herewith.

          Without in any way limiting the foregoing, RELEASOR specifically releases and discharges RELEASEE from any claims arising out of or related to RELEASOR's employment or separation from employment, including, but not limited to, any claims for salary, bonuses, severance pay, vacation pay, or any benefits under the Employee Retirement Income Security Act, sexual harassment, or discrimination based on race, color, national origin, ancestry, religion, marital status, sex, sexual orientation, citizenship status, pregnancy, leave of absence, medical condition or disability (as defined by the Americans with Disabilities Act, or any other state or local law), or any other unlawful discrimination (including, without limitation, claims under the Age Discrimination in Employment Act, as amended by the Older Workers Benefit Protection Act of 1990, Title VII of the Civil Rights Act, as amended, or any other federal, state, or local law), breach of implied or express contract, breach of promise, misrepresentation, negligence, fraud, estoppel, defamation, infliction of emotional distress, loss of consortium, violation of public policy or wrongful or constructive discharge, and for attorneys' fees; provided,
                                                                --------
however, that excepted from this Release are all claims relating to or arising
-------
from the Separation Agreement.

          RELEASOR agrees that this Release includes a full and final release by RELEASOR of all unknown claims or damages, as well as a release by RELEASOR of any and all claims now known or disclosed that arise as a result of any act or omission occurring before RELEASOR signs this Release. Therefore, RELEASOR waives any and all rights or benefits under the terms of Section 1542 of the California Civil Code, which provides as follows: "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

          IN WITNESS HEREOF, the RELEASOR has hereunto set RELEASOR'S hand on the 23rd day of January 2002.


                                                       /s/ Bernard H. Mizel
                                                       -------------------------
                                                           Bernard H. Mizel

State of California County of San Franciseo ss.:

     On January 23, 2002, before me personally came Bernard H. Mizel, to me known, and known to me to be the individual described in, and who executed the foregoing RELEASE, and duly acknowledged to me that he executed the same.


                                                       /s/ Donna J. Doxey-Bowers
                                                       -------------------------
                                                       Notary Public
[GRAPHIC]

                                     RELEASE
                                     -------

          U.S.I. Holdings Corporation, a corporation organized under the laws of Delaware, and USI Insurance Services Corp., a corporation organized under the laws of Delaware, for itself, and for each of its officers and directors, parents, divisions, subsidiaries, affiliates, insurers, attorneys, and each of their successors and assigns (all, collectively, "RELEASOR"), for good and valuable consideration, the receipt of which is hereby acknowledged, releases and discharges Bernard H. Mizel and his attorneys, heirs, executors, administrators, successors and assigns (all, collectively, "RELEASEE"), from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands whatsoever, in law, admiralty or equity, which against the RELESEE, the RELEASOR, and the RELEASOR'S successors and assigns ever had, now have or hereafter can, shall or may have, for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of this release; provided, however, that excepted from this
                                 --------  -------
Release are all claims relating to or arising from the Separation Agreement dated as of January 23, 2002 (the "Separation Agreement") executed herewith.

          The RELEASE contained herein is a full and final release applying to all obligations, liabilities, actions, and losses, including but not limited to damages, costs, expenses, and attorneys' fees, that may be incurred by RELEASOR and arising out of or in any way connected with the employment relationship between the parties, or the termination thereof. It is the intention of the RELEASOR in executing this Agreement that the same shall be effective as a bar to each and every claim, demand, and cause of action by the RELEASOR hereto based on the parties' employment relationship and separation, and the RELEASOR knowingly, voluntarily, and expressly waives any and all rights and benefits otherwise conferred by the provisions of section 1542 of the California Civil Code which states as follows:

          A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE WHICH, IF KNOWN BY HIM, MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

          RELEASOR understands the foregoing statutory language of section 1542 of the California Civil Code and nevertheless elects to and hereby does release and waive all claims it may have against RELEASEE, whether known or unknown, contingent or non-contingent, arising from the parties' employment relationship and separation therefrom. RELEASOR fully understands that if the facts with respect to this Agreement are hereafter found to be other than or different from the facts now believed to be true, from whatever cause or for whatever reason, RELEASOR expressly accepts and assumes the risk of such possible difference in fact and agrees that this Agreement shall be and remain unaffected, notwithstanding any such differences.

          The words "RELEASOR" and "RELEASEE" include all releasors and all releasees under this RELEASE.

          This RELEASE may not be changed orally.

          IN WITNESS HEREOF, the RELEASOR has caused this RELEASE to be executed by its duly authorized officer on the 23rd day of January 2002.


                                            U.S.I HOLDING CORPORATION

                                            By: /s/David Eslick
                                                --------------------------------
                                                  Name: David Eslick
                                                  Title: Chief Executive Officer


                                            USI INSURANCE SERVICES CORP.

                                            By: /s/David Eslick
                                                --------------------------------
                                                  Name: David L. Eslick
                                                  Title: Chief Executive Officer

STATE OF California, COUNTY OF San Francisco ss.:

     On January 23, 2002, before me personally came David L. Eslick, to me known, who, by me duly sworn, did depose and say that deponent is the Chief Executive Officer of U.S.I. Holdings Corporation and USI Insurance Services Corp., the corporations described in, and which executed the foregoing RELEASE, and that deponent signed deponent's name by order of the boards of directors of the corporations.


                                                        Donna J. Doxey-Bowers
                                                        ---------------------
                                                        Notary Public
[GRAPHIC]